THE MAINSTAY GROUP OF FUNDS

MainStay ICAP Equity Fund
MainStay ICAP International Fund
MainStay Large Cap Growth Fund

Supplement dated April 1, 2010 (“Supplement”)
to the Prospectus for MainStay Equity Funds and
the Prospectus for the MainStay ICAP Funds, each dated February 26, 2010

This Supplement updates certain information contained in the above-dated Prospectuses for the above referenced funds (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Funds’ Summary Prospectuses, the Prospectuses and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com.  These documents are also available via the Funds’ website at mainstayinvestments.com/documents.  Please review this important information carefully.

Shareholder Guide – MainStay Equity Funds Prospectus

Effective April 1, 2010, the first full paragraph on page 48 of the Prospectus, under the section entitled “Additional Information Regarding Fee Waivers” under the subheading “Voluntary” is hereby deleted and replaced with the following:

Additionally, effective November 13, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the MainStay Large Cap Growth Fund so that the total ordinary operating expenses of a class does not exceed the following percentages of average net assets: Investor Class, 1.47%; Class A, 1.24%; Class B, 2.22%; Class C 2.22%; Class R1, 1.09%; Class R2, 1.34%; Class R3, 1.59%. This voluntary waiver or reimbursement will be in effect until November 12, 2010 unless extended by New York Life Investments and approved by the Fund's Board.  Additionally, effective April 1, 2010, New York Life Investments agreed to further voluntarily waive or reimburse the expenses of Class R1 shares of the MainStay Large Cap Growth Fund so that the total ordinary operating expenses of Class R1 shares do not exceed 0.95%. This additional voluntary waiver or reimbursement may be discontinued at any time.

Shareholder Guide – MainStay ICAP Funds Prospectus

Effective April 1, 2010, the following paragraph is inserted under the section entitled “Additional Information Regarding Fee Waivers” under the subheading “Voluntary” after the second full paragraph on page 31 of the Prospectus:

Additionally, effective April 1, 2010, New York Life Investments agreed to voluntarily waive or reimburse the expenses of Class R1 shares of the MainStay ICAP Equity Fund and the MainStay ICAP International Fund so that the total ordinary operating expenses of Class R1 shares do not exceed 0.99% and 1.05%, respectively. This voluntary waiver or reimbursement may be discontinued at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.